UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________
FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 8, 2022
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Arvinas, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-38672	47-2566120
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Science Park 395 Winchester Ave. New Haven, Connecticut	06511
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (203) 535-1456
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
__________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	ARVN	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.
Spokespersons of Arvinas, Inc. (the “Company”) plan to present the information in the presentation attached hereto as Exhibit 99.1 (the “Presentation”) at various meetings beginning on December 8, 2022, including investor and analyst meetings in connection with the 2022 San Antonio Breast Cancer Symposium (“SABCS”).
A copy of the presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated herein by reference.
The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
By providing the information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, the Company is not making an admission as to the materiality of any information herein. The information contained in this Current Report on Form 8-K is intended to be considered in the context of more complete information included in the Company’s filings with the SEC and other public announcements that the Company has made and may make from time to time by press release or otherwise. The Company undertakes no duty or obligation to update or revise the information contained in this Current Report on Form 8-K, although it may do so from time to time as its management believes is appropriate. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosures.

Item 8.01	Other Events
On December 8, 2022, the Company announced that in a post-hoc analysis from the Phase 2 cohort expansion portion (VERITAC) of a Phase 1/2 study with ARV-471, a patient subgroup (n=8) with no prior treatment with fulvestrant or chemotherapy in the metastatic setting, which thus approximates the expected VERITAC-2 Phase 3 trial population, achieved a clinical benefit rate (CBR: rate of confirmed complete response, confirmed partial response, or stable disease ≥ 24 weeks) of 62.5%. The post-hoc analysis is included in the updated company Presentation and was not available when the conference presentation was released prematurely by SABCS on November 21, 2022. All patients were previously treated with cyclin-dependent kinase 4/6 (CDK 4/6) inhibitors and while the subgroup in the post-hoc analysis was not actively selected by ESR1 status, all 8 patients harbored ESR1 mutations by circulating tumor DNA analysis.
Median progression free survival for patients in the post-hoc analysis had not been reached as of the November 2022 data analysis. 3 of the 8 patients discontinued as of November 2022; the 5 continuing on therapy had treatment durations of 8-14 months.
The Company expects a similar patient population in terms of prior treatment to enroll in the VERITAC-2 Phase 3 trial investigating ARV-471 as a second-line monotherapy treatment.
Forward-Looking Statements
This Current Report contains forward-looking statements that involve substantial risks and uncertainties, including statements regarding the patient population expected to enroll in the VERITAC-2 Phase 3 trial investigating ARV-471 as a second-line monotherapy treatment. All statements, other than statements of historical facts, contained in this Current Report, including statements regarding the Company’s strategy, future operations, prospects, plans and objectives of management, are forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.
The Company may not actually achieve the plans, intentions or expectations disclosed in the Company’s forward-looking statements, and you should not place undue reliance on the Company’s forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements the Company makes as a result of various risks and uncertainties, including but not limited to: the Company’s and Pfizer’s performance of their respective obligations with respect to the Company’s collaboration with Pfizer; whether the Company and Pfizer will be able to successfully conduct and complete clinical development for ARV-471; whether the Company obtains marketing approval for and commercialize ARV-471 on its current timelines or at all; whether the Company’s cash and cash equivalent resources will be sufficient to fund its foreseeable and unforeseeable operating expenses and capital expenditure requirements; and other important factors discussed in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and subsequent other reports on file with the U.S. Securities and Exchange Commission. The forward-looking statements contained in this Current Report reflect the Company’s current views with respect to future events, and the Company assumes no obligation to update any forward-looking statements except as required by applicable law. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this Current Report.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Company Presentation, dated December 8, 2022

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARVINAS, INC.

Date: December 8, 2022	By:	/s/ Sean Cassidy
Sean Cassidy Chief Financial Officer